SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15 (d) OF THE
SECURITES EXCHANGE ACT of 1934

May 5, 2003

(Date of Report — date of earliest event reported)

First Albany Companies Inc.

(Exact name of registrant as specified in its charter)

New York	0-14140	22-265580

(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 South Pearl Street, Albany, New York	12207

(Address of Principal Executive Offices)	(Zip Code)

(518) 447-8500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure

On April 29, 2003, First Albany Companies Inc. held its Annual Meeting of Shareholders. The meeting was webcast and the written materials for the meeting are included below.

This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).

First Albany Companies Inc. Annual Shareholders' Meeting April 29, 2003

Safe Harbor Statement This presentation contains statements that are not historical fact and may be considered forward-looking statements. You should not rely on forward-looking statements in making investment decisions. Such statements are only predictions, which are subject to various risks and uncertainties, including the conditions of the securities markets, generally, and acceptance of First Albany Companies Inc.'s services within those markets and other risks and factors identified from time to time in First Albany Companies Inc.'s filings with the Securities and Exchange Commission. Actual results could differ materially from those currently anticipated.

Hugh Johnson Chief Investment Officer Market Observations

Third Year of Stock Market Declines 1/4/2002 1/11/2002 1/18/2002 1/25/2002 2/1/2002 2/8/2002 2/15/2002 2/22/2002 3/1/2002 3/8/2002 3/15/2002 3/22/2002 3/29/2002 4/5/2002 4/12/2002 4/19/2002 4/26/2002 5/3/2002 5/10/2002 5/17/2002 5/24/2002 5/31/2002 6/7/2002 6/14/2002 6/21/2002 6/28/2002 7/5/2002 7/12/2002 7/19/2002 7/26/2002 8/2/2002 8/9/2002 8/16/2002 8/23/2002 8/30/2002 9/6/2002 9/13/2002 9/20/2002 9/27/2002 10/4/2002 10/11/2002 10/18/2002 10/25/2002 11/1/2002 11/8/2002 11/15/2002 11/22/2002 11/29/2002 12/6/2002 12/13/2002 12/20/2002 12/27/2002 1/3/2003 1/10/2003 1/17/2003 1/24/2003 1/31/2003 2/7/2003 2/14/2003 2/21/2003 2/28/2003 3/7/2003 3/14/2003 3/21/2003 3/28/2003 4/4/2003 4/11/2003 4/18/2003 East 1172.54 1145.6 1127.58 1133.28 1122.2 1096.22 1104.19 1089.84 1131.78 1164.31 1166.16 1148.7 1147.39 1122.73 1111.01 1125.17 1076.32 1073.43 1054.99 1106.59 1083.82 1067.14 1027.53 1007.27 989.14 989.82 989.03 921.39 847.76 852.84 864.24 908.64 928.77 940.86 926.72 893.92 889.81 845.39 827.36 800.58 835.32 884.39 897.65 900.96 894.77 909.74 930.55 936.18 912.23 889.5 895.83 875.4 908.5898438 927.57 901.78 861.4 855.7 829.69 834.89 848.17 841.15 828.89 833.26 895.89 863.48 878.85 868.11 893.58 West North CAGR: -22.2% LTM Change: -23.8% Source: FactSet.

1/4/2002 1/11/2002 1/18/2002 1/25/2002 2/1/2002 2/8/2002 2/15/2002 2/22/2002 3/1/2002 3/8/2002 3/15/2002 3/22/2002 3/29/2002 4/5/2002 4/12/2002 4/19/2002 4/26/2002 5/3/2002 5/10/2002 5/17/2002 5/24/2002 5/31/2002 6/7/2002 6/14/2002 6/21/2002 6/28/2002 7/5/2002 7/12/2002 7/19/2002 7/26/2002 8/2/2002 8/9/2002 8/16/2002 8/23/2002 8/30/2002 9/6/2002 9/13/2002 9/20/2002 9/27/2002 10/4/2002 10/11/2002 10/18/2002 10/25/2002 11/1/2002 11/8/2002 11/15/2002 11/22/2002 11/29/2002 12/6/2002 12/13/2002 12/20/2002 12/27/2002 1/3/2003 1/10/2003 1/17/2003 1/24/2003 1/31/2003 2/7/2003 2/14/2003 2/21/2003 2/28/2003 3/7/2003 3/14/2003 3/21/2003 3/28/2003 4/4/2003 4/11/2003 4/18/2003 East 5.13 4.86 4.89 5.06 4.99 4.88 4.87 4.83 4.98 5.32 5.33 5.39 5.39 5.2 5.16 5.19 5.06 5.06 5.13 5.26 5.14 5.04 5.06 4.81 4.75 4.79 4.87 4.58 4.53935 4.38371 4.28453 4.25505 4.31474 4.26421 4.1333 4.01883 3.90144 3.77386 3.67312 3.66647 3.77824 4.10337 4.091 3.99301 3.85576 4.02102 4.1776 4.21498 4.08848 4.07304 3.95344 3.83668 4.02079 4.13787 4.02079 3.92391 3.96054 3.92945 3.96086 3.89013 3.69902 3.62198 3.70585 4.09923 3.89763 3.95168 3.97312 3.98498 West North Third Year of Declining Interest Rates LTM Change: -108 bps Source: FactSet.

Investors Migrating to Bull Market Sectors Sector % Technology 36% Finance 16% Industrial 11% Consumer Cyclical 10% Utilities 7% Basic Materials 7% Healthcare 6% Energy 5% Telecom 3% Consumer - Non Cyclical -2%

National Economy Forecast: Renewed Expansion Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 East 1.8 2.2 3.5 3.8 3.6 3.6 3.5 3.4 Source: First Albany and Blue Chip Economic Forecast

Interest Rate Components Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Inflation 2.7 2.4 2.3 2.3 2.1 2.1 2.2 2.3 Short Term Rates 1.2 1.3 1.3 1.3 1.6 1.8 2.1 2.3 Source: First Albany Estimates

Interest Rate Forecast: More Declines Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 East 3.9 3.8 3.6 3.4 3.4 3.4 3.4 3.5 Source: First Albany Estimates

Stock Market Forecast: Ready For A Rally Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 East 865 840 850 885 915 950 990 1025 Source: First Albany Estimates

George McNamee Chairman Overview

n First Albany n AMEX Securities Broker/Dealer Index Source: FactSet. Strong FACT Stock Performance -8% +46%

Fixed Income Opportunity First Albany core competency Identify value and structure creative solutions Develop institutional interest in overlooked items Provide liquidity for thinly-traded bonds

The Middle Market Opportunity 83% of US public companies have market caps of less than $1.5B 1,096 companies with market caps greater than $1.5 billion 2,671 companies with market caps less than $100 million 2,626 companies with market caps between $100 million and $1.5 billion 1.5b+ 100m - 1.5b >100mil East 1096 2626 2671 Source: FactSet as of 1/30/03.

The Competitive Landscape Industry Consolidation: There are fewer firms addressing the needs of the middle market than just a few years back Selected Events Robertson Stephens Fleet Shut down H&Q Chase J.P. Morgan Alex.Brown Bankers Trust Deutsche Bank Montgomery Nations Bank Bank of America

Alan Goldberg Chief Executive Officer Business Review

Accelerating Business Momentum 2000 2001 2002 Net Revenues ($MM) 120.623 139.951 168.992 Q1 2002 Q1 2003 Net Revenues ($MM) 38.251 45.708 Source: Net Income represents Income (Loss) from Continuing Operations +19.3% CAGR: 18.4%

Business Model Profitable Today 2000 2001 2002 Pre-Tax Income -2.933 -1.93 2.388 Q1 2002 Q1 2003 Pre-Tax Income -2.008 2.223 Source: Company filings and earnings release. Net Income represents Income (Loss) from Continuing Operations.

Improving Productivity 2000 2001 2002 Net Revenues ($MM)/Empl 292 338 407 CAGR: 18.1% Source: Company filings and First Albany. Numbers do not include discontinued operations.

Highly Focused Products and Services Municipals Asset Management FA Technology Ventures Equities Taxable Fixed Income

Municipals: Strong Deal Volume Overall new issue volume increased 25% from the prior year, while First Albany raised over $65 billion, an increase of 98% over the prior year Managed 301 offerings, an increase of 46% over the prior year 150% growth in lead-managed deal volume Lead manager on $500 million bond offering for the Empire State Development Corporation Achieved #8 ranking in advisory assignments, up from #14 in 2001

Municipals: Continued Strength 2000 2001 2002 Net Revenues ($MM) 30.915 34.671 45.134 Source: Company filings and earnings release. CAGR: 20.8%

Selected Municipal Transactions March 2003 City of Chicago General Obligation Senior Manager $157,990,000 June 2002 NYS DA School District Revenue Senior Manager $362,605,000 December 2002 NYS UDC d/b/a ESDC PIT Senior Manager $500,835,000 October 2002 NYC Muni Water Finance Authority 2003 Series D Senior Manager $250,000,000 September 2002 Ohio New St. Infrastructure Proj. Series 2002-1 Senior Manager $135,000,000 August 2002 DASNY Lease Revenue Series 2002 Senior Manager $154,520,000 June 2002 New York State EFC Series G,H Senior Manager $99,805,000 February 2002 University of Connecticut Special Obligation Senior Manager $96,130,000 February 2002 Suffolk County Public Impt Rfdg Series A, B, C Senior Manager $87,000,000 February 2002 Monroe Co G.O. Public Impt Current/CABS Senior Manager $96,601,000

Taxable Fixed Income: Record Year Increased revenue year over year by 17% Grew Pre-tax contribution at a 64% CAGR since 2000 Hired 4 additional sales and trading professionals and 2 fixed income research analysts Positioned to increase institutional account penetration

Taxable Fixed Income: Outstanding Growth 2000 2001 2002 Net Revenues ($MM) 29.819 55.857 65.453 Source: Company filings and earnings release. Includes only Taxable Fixed Income. CAGR: 48.2%

Equities: Building New Capabilities Positioned to capture additional market share from middle market competitors 66 total sales and trading professionals, 33% of which have been hired since Q2 2002 Equity Research has increased the number of stocks under coverage by 72% Hired 16 new Investment Banking Professionals

Rapid First Albany Trading Share Gains First Albany's NASDAQ trading volume has grown over 10x over the last 6 quarters... ....while overall NASDAQ trading volume has decreased Source: Autex BlockData. NASDAQ includes the Nasdaq National Market, Small Cap and Bulletin Board.

Equities: An Improving Trend 2000 2001 2002 Net Revenues ($MM) 39.281 24.659 31.341 Source: Company filings.

FA Asset Management Strong performance relative to the market Approximately $1 billion in total assets under management Noddings acquisition broadens product offering and adds approximately $300 million in assets under management FA Asset Management S&P 500 1 Year -24.2% -24.8% 3 Year -9.0% -16.1% 5 Year 2.8% -3.8% Since Inception 13.7% 9.2% Investment Performance* * Excludes Noddings

FA Technology Ventures Focus on early and expansion stage energy and information technology companies Approximately $100 million in committed capital 26% invested or reserved Well positioned to make investments at attractive valuations into early stage growth companies

2003 Guidance Total consolidated revenue: $195 million to $205 million Total consolidated net income per diluted share: $0.85 to $0.95 Assumes no other fluctuations in investment portfolio

Why is First Albany Positioned to Win? Targets large underserved markets Offers a diversified set of products and services that are closely aligned with customer needs Maintains a profitable platform to capture market share Fosters an energized culture Has great talent that attracts great talent

First Albany Companies Inc. Annual Shareholders' Meeting April 29, 2003